UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GE INVESTMENTS FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

TALKING POINTS ONLY – NOT FOR DISTRIBUTION

GE Investments Funds Proxy – May 2016

Key Messages/Q&A

What are the materials I have received and why am I receiving them?

•	The proxy statement you’ve received relates to a group of proposals involving the GE Investments Funds that GE Asset Management (GEAM) and the Board of Directors recommend you vote in favor of.

•	As an investor in one or more of these funds, you are being asked to cast your vote for each proposal.

•	These proposals are related to GE’s recent announcement of the sale of the asset management and advisory services business conducted by GEAM to State Street Corporation.

•	As a result of this sale, certain steps must be taken to provide for a continuous investment program of the funds.

•	Shareholder approval is required to allow SSGA Funds Management (SSGA FM, an affiliate of State Street Corporation) to replace GEAM as investment adviser of the funds when the transaction is completed.

How will the approval of these proposals impact my investment in the funds?

•	It is expected that the personnel providing investment advisory services to the funds will not change as a result of the transaction.

•	It is also expected that the same individuals at GEAM currently investing assets on behalf of the funds will do so as part of SSGA FM in order to facilitate a seamless transition of the portfolio management services provided.

•	Upon the closing of the transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

•	There will be no change in your share ownership in the funds—nor will there be any change in the investment objective or policies of any fund in connection with the transaction.

•	In addition, upon the close of the transaction, and the approval of the advisory and administration agreement with SSGA FM, the advisory and administration fees paid by GE Investments Funds investors will not change for all funds—except for the S&P 500 Index Fund, where the advisory and administration fees paid would decrease from 35 basis points to 25 basis points.

What should I do?

•	Your Board of Directors unanimously recommends that you vote in favor of each proposal.

•	The proxy card you received has instructions for casting your vote using the internet, by phone or via the mail.

•	To speak with a live operator over the phone to cast your vote, call 1-877-361-7965.

•	The meeting date is Wednesday, June 22, 2016 at 10:30 a.m.

•	We would appreciate your vote by June 21, 2016.

Additional Q&A

Why is GE selling GEAM?

•	The decision aligns with GE’s plan to simplify its financial businesses platform.

•	This announcement follows GE’s announcement last September that it would seek to sell GEAM to another leading investment management firm.

•

The sale will bring GEAM’s capabilities to State Street Global Advisors (SSGA), the investment management division of State Street and the entity to which SSGA FM provides investment advisory services—a premier asset manager with scale and distribution to help the platform grow.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

Is SSGA qualified to manage these funds?

•	SSGA—the entity to which SSGA FM provides investment advisory services—is a world-class investment firm with approximately $2.3 trillion in assets under management and a strong and stable financial profile.

•	SSGA has considerable investment experience and a strong performance track record.

•	In addition, upon the closing of the transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates.

•	It is also expected that the same individuals at GEAM currently investing assets on behalf of the funds will do so as part of SSGA FM in order to facilitate a seamless transition of the portfolio management services provided.

Will the transaction benefit shareholders?

•	The Board believes that the funds and their shareholders would receive several potential benefits from the transaction—including that the funds will benefit from SSGA FM’s experience in the management and administration of registered investment companies.

•	In addition, SSGA FM’s commitment to a strong marketing and distribution platform for the funds may result in the funds being offered and sold to a wider group of potential investors.

•	With the potential for expanded marketing and distribution opportunities, it is possible that fund assets could increase—which might result in reduced expenses to the funds and their shareholders to the extent fixed costs are shared across a larger asset base.

What are the proposals shareholders are being asked to consider?

Proposal 1

•	In proposal 1, shareholders of each fund are being asked to approve an investment advisory and administration agreement for their respective fund—pursuant to which SSGA FM will replace GEAM as investment adviser and administrator to each fund.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

•	The Board believes that approval of the new agreement is important to provide continuity of the high-quality investment advisory services that your fund has received in the past.

•	For all funds except the S&P 500 Index Fund, the approval of the investment advisory and administration agreement with SSGA FM for your fund will not change the management fees currently being paid to GEAM.

•	For the S&P 500 Index Fund only, the approval of the investment advisory and administration agreement with SSGA FM for your fund will decrease the management fees from the current fee of 35 basis points to 25 basis points.

Proposal 2

•	In proposal 2, shareholders of the funds are being asked to approve the election of Directors to the Board.

•	Shareholders are being asked to approve the election of the nominees—all of who currently serve as Directors to your fund’s Board—in order to ensure ongoing compliance with applicable provisions of the 1940 Act in connection with the transaction.

Proposal 3

•	In proposal 3, shareholders of the funds are being asked to approve manager-of-managers authority for SSGA FM.

•	As is the case with many asset managers like GEAM—SSGA FM does not have the investment capability to manage investments in all asset classes and market segments in which these funds could potentially invest.

•	GEAM currently manages the assets of certain funds using a manager-of-managers approach under which GEAM may allocate some or all of the funds’ assets among one or more sub-advisers.

•	The manager of managers arrangement for SSGA FM in proposal 3 would permit SSGA FM (subject to Board approval) to appoint unaffiliated sub-advisers for these funds without shareholder approval—which could be a costly and time consuming process.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

•	Further, SSGA FM would be directly responsible for monitoring a sub-adviser’s performance and compliance with the fund’s investment objectives and investment strategies.

Proposals 4A-4E

•	In proposals 4A-4E, shareholders of the Small-Cap Equity Fund are being asked to approve new sub-advisory agreements between SSGA FM and each current Small-Cap Equity Fund sub-adviser.

•	This is to ensure that the Small-Cap Equity Fund continues to receive investment sub-advisory services in the event shareholders do not grant SSGA FM manager-of-managers authority with respect to the Small-Cap Equity Fund.

Proposal 5

•	In proposal 5, shareholders of the Real Estate Securities Fund are being asked to approve a new sub-advisory agreement for the Real Estate Securities Fund with CenterSquare (current sub-advisor).

•	This is to ensure that the Real Estate Securities Fund continues to receive the same, current investment sub-advisory services—in the event shareholders do not grant SSGA FM manager-of-managers authority with respect to the Real Estate Securities Fund.

Proposal 6

•	In proposal 6, shareholders of the Total Return Fund are being asked to approve a new sub-advisory agreement for the Total Return Fund with BlackRock.

•	This to ensure that the Total Return Fund continues to receive the same, current sub-advisory services—in the event shareholders do not grant SSGA FM manager-of-managers authority with respect to the Total Return Fund.

What would happen if shareholders of a fund do not approve a new investment advisory and administration agreement for the fund?

•	The Board has approved an interim investment advisory and administration agreement with the adviser for each fund—to be utilized in the event that the transaction closes without such approval.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

•	If new such agreements for a fund are not approved within 150 days of the date on which the transaction closes, the Board would take such action as it deems to be in the best interests of the fund and its shareholders, including the liquidation of the fund.

Securities offered through GE Investment Distributors, Inc., a registered broker-dealer and member FINRA & SIPC, a wholly owned subsidiary of GE Asset Management Incorporated.

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

TALKING POINTS ONLY – NOT FOR DISTRIBUTION

GE Investments Funds Proxy – May 2016

Key Messages/Q&A

What are the materials I have received and why am I receiving them?

•	The proxy statement you’ve received relates to a group of proposals involving the GE Investments Funds that GE Asset Management (GEAM) and the Board of Directors recommend you vote in favor of.

•	As an investor in one or more of these funds, you are being asked to cast your vote for each proposal.

•	These proposals are related to GE’s recent announcement of the sale of the asset management and advisory services business conducted by GEAM to State Street Corporation.

•	As a result of this sale, certain steps must be taken to provide for a continuous investment program of the funds.

•	Shareholder approval is required to allow SSGA Funds Management (SSGA FM, an affiliate of State Street Corporation) to replace GEAM as investment adviser of the funds when the transaction is completed.

What should I do and how can I find out more about the details?

•	Your Board of Directors unanimously recommends that you vote in favor of each proposal.

•	The proxy card you received has instructions for casting your vote using the internet, by phone or via the mail.

•	To speak with a live operator over the phone to learn more about the details related to this proxy and cast your vote, call 1-877-361-7965—I would be happy to transfer you if you would like to do so now.

1

FOR USE AS TALKING POINTS ONLY BY THE INTERNAL TEAMS OF GEAM, ITS

PROXY SOLICITOR AND GENWORTH –

NOT FOR DISTRIBUTION OUTSIDE THESE GROUPS

Securities offered through GE Investment Distributors, Inc., a registered broker-dealer and member FINRA & SIPC, a wholly owned subsidiary of GE Asset Management Incorporated.

2

MUTUAL FUNDS PROXY FACT SHEET FOR: GE INVESTMENT FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION

Record Date	APRIL 22, 2016	1600 SUMMER STREET STAMFORD, CONNECTICUT 06905
Mail Date	MAY 13, 2016
Meeting Date	JUNE 22, 2016 @ 10:30 AM EDT

ADDITIONAL INFORMATION		CONTACT INFORMATION

Ticker Symbol	SEE PAGE 8	Inbound Line	1-877-361-7965
Cusip Number	SEE PAGE 8	Website	www.geam.com

What are Contract Owners being asked to vote on?

2.	To elect four (4) Directors to the Board of Directors of GE Investment Funds, Inc.

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

1.	To approve a new investment advisory and administration agreement between SSGA FM and GE Investment Funds, Inc. on behalf of the Funds

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

3.	To approve manager-of-managers authority for SSGA FM

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

4A.	To approve a new investment sub-advisory agreement with Palisade Capital Management, LLC

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

4B.	To approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

4C.	To approve a new investment sub-advisory agreement with GlobeFlex Capital, L.P.

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

4D.	To approve a new investment sub-advisory agreement with Kennedy Capital Management, Inc.

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

4E.	To approve a new investment sub-advisory agreement with SouthernSun Asset Management LLC

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

5.	To approve a new investment sub-advisory agreement with CenterSquare

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

6.	To approve a new investment sub-advisory agreement with BlackRock

BOARD OF DIRECTORS UNANIMOUS RECOMMENDATION – FOR

General Electric Company: GE

State Street Corporation: SSC

GE Asset Management: GEAM

SSGA Funds Management, Inc.: SSGA FM

For Internal Distribution Only	Page 1

What is happening?

The Board has called the special meeting of shareholders to present several important proposals, which relate to the asset purchase agreement entered into by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ investment adviser, and certain of its subsidiaries (the “Transaction”). Under applicable law, the Transaction will result in the automatic termination of each Fund’s current investment advisory and sub-advisory agreements for Funds with sub-advisers. As a result, shareholders are being asked to approve new agreements that will provide for a continuous investment program for the Funds.

Can you provide me with additional information on the Transaction?

Pursuant to the Transaction entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”), SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of State Street Corporation, will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GE Asset Management Incorporated.

How will the Transaction affect Fund shareholders and variable contract owners?

You will continue to be a shareholder of your Fund, and its investment objective and policies will not change as a result of the Transaction. The New Investment Advisory and Administration Agreement is substantially similar to the Existing GEAM Agreements, except for the identity of the Adviser and each New Sub-Advisory Agreement is substantially similar to its corresponding existing agreement. In addition, the Adviser does not contemplate instituting any fundamental changes to the manner in which GEAM has historically operated its business with respect to providing advisory and related ancillary services to the Funds. It is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

When is the Transaction expected to close?

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions.

Who will bear the costs associated with the proxy solicitation?

The Funds will not bear these costs. GEAM will bear all normal and customary fees and expenses in connection with the Transaction (including, but not limited to, proxy and proxy solicitation costs, printing costs, Directors’ fees relating to the special Board meetings and legal fees). D.F. King & Co., Inc. (“D.F. King”) has been retained to assist in the solicitation of proxies and is mentioned on page 8 of the Proxy Statement.

PROPOSAL 2: To elect four (4) Directors to the Board of Directors of the GE Investment Funds, Inc.

NAME OF NOMINEE	YEAR OF BIRTH	DIRECTOR SINCE
1) John R. Costantino	1946	1997
2) Jeanne M. La Porta	1965	2014
3) R. Sheldon Johnson	1946	2011
4) Donna M. Rapaccioli	1962	2012

For Internal Distribution Only	Page 2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1

PROPOSAL 1: To approve a new investment advisory and administration agreement between SSGA FM and GE Investment Funds, Inc. on behalf of the Funds

Why are shareholders being asked to approve a new investment advisory and administration agreement between SSGA FM and GE Investment Funds, Inc. on behalf of the Funds?

The laws governing U.S. mutual funds require that every investment advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment”. The Board believes that approval of the New Agreement is important to provide continuity of the advisory services your Fund has received in the past. Thus, in order to ensure that the Funds continue to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Agreements.

Who will the serve as investment advisor if the new investment advisory agreement is approved?

Under the New Investment Advisory and Administration Agreement, SSGA FM will replace GEAM as investment adviser and administrator to the Funds.

Will the way in which the Funds are managed change as a result of the new investment advisory agreement?

Upon the closing of the Transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates, with the same individuals at GEAM currently investing assets on behalf of the Funds doing so as part of SSGA FM in order to facilitate a seamless transition of the portfolio management services provided. The Adviser will continue to provide continuity of the high quality investment advisory services that the Funds have received in the past. As a result, the Funds are not expected to experience any disruption in day-to-day portfolio management. In the case of the S&P 500 Index Fund, the Adviser, who currently serves as sub-adviser of the Fund, will manage the Fund directly.

Will management fees increase as a result of the new investment advisory agreement?

The Funds will not experience any increase in total contractual advisory and administrative fee rates paid to the Adviser compared to those currently paid by the Funds to GEAM. (For All Funds except for the S&P 500 Index Fund)

The S&P 500 Index Fund’s total contractual advisory and administrative fee rates paid to the Adviser will decrease from 35 basis points to 25 basis points compared to those currently paid by the Fund to GEAM (For S&P 500 Index Fund Only)

How are the Funds and their shareholders expected to benefit from the new investment advisory agreement?

The Adviser’s commitment to a strong marketing and distribution platform for the Funds may result in the Funds being offered and sold to a wider group of potential investors. With the potential for expanded marketing and distribution opportunities, it is possible that Fund assets could increase, which might result in reduced expenses to the Funds and their shareholders to the extent fixed costs are shared across a larger asset base.

For Internal Distribution Only	Page 3

What would happen if shareholders of a Fund do not approve a New Investment Advisory and Administration Agreement for the Fund?

The Board has approved an interim investment advisory and administration agreement with the Adviser for each Fund, on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and shareholders of a particular Fund have not yet approved a New Investment Advisory and Administration Agreement for that Fund. If a New Investment Advisory and Administration Agreement for a Fund is not approved within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of that Fund and its shareholders, which could involve the liquidation of the Fund and distribution of the Fund assets in kind, in cash or a combination of both.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1

PROPOSAL 3: To approve manager-of-managers authority for SSGA FM

Why are shareholders being asked to approve manager-of-managers authority for SSGA FM?

Like GEAM, SSGA FM has been granted an exemptive order by the SEC under which SSGA FM may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case. This order is substantially similar to GEAM’s order. Both exemptive orders are subject to the condition that the shareholders of each such fund approve the manager-of-managers authority before the first time it is exercised and follow certain other conditions. The Board believes that approval of granting SSGA FM manager-of-managers authority is important to provide continuity of the sub-advisory services your Fund has received in the past.

Have shareholders previously approved the use of manager-of-managers authority for the Funds?

Shareholders previously approved GEAM’s use of manager-of-managers authority for certain of the Funds under the terms of an order substantially similar to the order granted to SSGA FM.

What will happen if the manager-of-managers authority is approved?

If the manager-of-managers authority is approved for SSGA FM, SSGA FM is expected to enter into sub-advisory agreements that will continue the sub-advisory arrangements with the Existing Sub-Advisers and may in the future retain other sub-advisers with respect to that or other Funds.

What would happen if shareholders of a Fund do not approve manager-of-managers authority for SSGA FM?

If manager-of-managers authority is not approved for SSGA FM, shareholders would need to specifically approve each sub-adviser for any of the Funds, including the Small-Cap Equity Fund, the Real Estate Securities Fund and the Total Return Fund. Without the approval of this Proposal 3, the exercise of the Adviser’s right to hire or replace sub-advisers for the benefit of a Fund would require, in each instance, the approval of shareholders of that Fund, which is a costly and time consuming process.

For Internal Distribution Only	Page 4

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSALS 4A, 4B, 4C, 4D, & 4E: To approve new investment sub-advisory agreements (Small-Cap Equity Fund)

Why are shareholders of the Small-Cap Equity Fund being asked to approve new investment sub-advisory agreements?

A shareholder vote on Proposals 4A to 4E is being sought because the Transaction involves the assignment by GEAM and certain of its subsidiaries to SSC of the current sub-advisory agreements between GEAM and each of the Small-Cap Equity Sub-Advisers. The laws governing U.S. mutual funds require that every investment sub-advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment”. Thus, in order to ensure that the Fund continues to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Sub-Advisory Agreements. Under the New Sub-Advisory Agreements, the Small-Cap Equity Fund will continue to be sub-advised by the Small-Cap Equity Fund Sub-Advisers pursuant to the New Small-Cap Equity Fund Sub-Advisory Agreements. SSGA FM will commence management of the S&P 500 Index Fund directly. The Board believes that approval of the New Agreements is important to provide continuity of sub-advisory services your Fund has received in the past.

Who will the serve as investment sub-advisors if the new investment sub-advisory agreements are approved?

The current sub-advisers of the Small-Cap Equity Fund will continue to serve as sub-advisers of the Fund.

Will management fees increase as a result of the new investment sub-advisory agreements?

There will be no change in sub-advisory fees under the New Sub-Advisory Agreements.

Will the way in which the Fund is managed change as a result of the new investment sub-advisory agreements?

The terms and conditions of the New Sub-Advisory Agreements are substantially the same as those under the current arrangements. The Board believes continuing the existing sub-advisory arrangements will be beneficial to the Small-Cap Equity Fund and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of the Small-Cap Equity Fund Sub-Advisers currently managing the Small-Cap Equity Fund.

What would happen if shareholders of the Fund do not approve a New Sub-Advisory Agreement for the Small-Cap Equity Fund?

The Board has approved interim sub-advisory agreements with each of the Small-Cap Equity Fund Sub-Advisers for the Small-Cap Equity Fund, on substantially similar terms as the existing sub-advisory agreements in the event that the Transaction closes and shareholders of the Small-Cap Equity Fund have not yet approved either manager-of- managers authority for SSGA FM or the New Sub-Advisory Agreements. If manager-of-managers authority is not approved for SSGA FM, shareholders would need to specifically approve each sub-adviser for any of the Funds, including the Small-Cap Equity Fund. If shareholders do not approve either manager-of-managers authority or the New Sub-Advisory Agreements between SSGA FM and the Small-Cap Equity Fund Sub-Advisers within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of the Small-Cap Equity Fund and its shareholders, including, potentially, allocating the assets of the Small-Cap Equity Fund among the Adviser and/or those Small-Cap Equity Fund Sub-Advisers with a New Sub-Advisory Agreement approved by the Fund’s shareholders, or liquidating the Small-Cap Equity Fund

For Internal Distribution Only	Page 5

and distributing the Fund assets in kind, in cash or a combination of both, if allocating the Fund assets among the Adviser and/or approved Small-Cap Equity Fund Sub-Advisers is determined not to be prudent or practicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4A – 4E

PROPOSAL 5: To approve a new investment sub-advisory agreement with CenterSquare (Real Estate Securities Fund)

Why are shareholders of the Real Estate Securities Fund being asked to approve a new investment sub-advisory agreement?

A shareholder vote on Proposal 5 is being sought because the Transaction involves the assignment by GEAM and certain of its subsidiaries to SSC of the current sub-advisory agreement between GEAM and Center Square. The laws governing U.S. mutual funds require that every investment sub-advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment”. Thus, in order to ensure that the Fund continues to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Sub-Advisory Agreements. Under the New Sub-Advisory Agreements, the Real Estate Securities Fund will continue to be sub-advised by CenterSquare pursuant to the new agreement between such sub-adviser and SSGA FM. The Board believes that approval of the New Agreement is important to provide continuity of sub-advisory services your Fund has received in the past.

Who will the serve as investment sub-advisor if the new investment sub-advisory agreement is approved?

CenterSquare, the current sub-adviser of the Real Estate Securities Fund, will continue to serve as sub-adviser of the Fund.

Will management fees increase as a result of the new investment sub-advisory agreement?

There will be no change in sub-advisory fees under the New Sub-Advisory Agreement.

Will the way in which the Fund is managed change as a result of the new investment sub-advisory agreements?

The terms and conditions of the New Sub-Advisory Agreement are substantially the same as those under the current arrangement. The Board believes continuing the existing sub-advisory arrangements will be beneficial to the Real Estate Securities Fund and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of the existing Sub-Adviser currently managing the Real Estate Securities Fund.

What would happen if shareholders of the Fund do not approve a New Sub-Advisory Agreement for the Real Estate Securities Fund?

The Board has approved interim sub-advisory agreements with CenterSquare for the Real Estate Securities Fund on substantially similar terms as the existing sub-advisory agreements in the event that the Transaction closes and shareholders of the Fund have not yet approved either manager-of-managers authority for SSGA FM or the New Sub-Advisory Agreement. If manager-of-managers

For Internal Distribution Only	Page 6

authority is not approved for SSGA FM, shareholders would need to specifically approve each sub-adviser for any of the Funds, including the Real Estate Securities Fund. If shareholders do not approve either manager-of-managers authority or the New Sub-Advisory Agreement between SSGA FM and CenterSquare within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including, potentially, allocating the assets of the Fund among the Adviser with a New Sub-Advisory Agreement approved by the Fund’s shareholders, or liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 5

PROPOSAL 6: To approve a new investment sub-advisory agreement with BlackRock (Total Return Fund)

Why are shareholders of the Total Return Fund being asked to approve a new investment sub-advisory agreement?

A shareholder vote on Proposal 6 is being sought because the Transaction involves the assignment by GEAM and certain of its subsidiaries to SSC of the current sub-advisory agreement between GEAM and BlackRock. The laws governing U.S. mutual funds require that every investment sub-advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment”. Thus, in order to ensure that the Fund continues to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Sub-Advisory Agreements. Under the New Sub-Advisory Agreements, the Total Return Fund will continue to be sub-advised by BlackRock pursuant to the new agreement between such sub-adviser and SSGA FM. The Board believes that approval of the New Agreement is important to provide continuity of sub-advisory services your Fund has received in the past.

Who will the serve as investment sub-advisor if the new investment sub-advisory agreement is approved?

BlackRock, the current sub-adviser of the Total Return Fund, will continue to serve as sub-adviser of the Fund.

Will management fees increase as a result of the new investment sub-advisory agreement?

There will be no change in sub-advisory fees under the New Sub-Advisory Agreement.

Will the way in which the Fund is managed change as a result of the new investment sub-advisory agreements?

The terms and conditions of the New Sub-Advisory Agreement are substantially the same as those under the current arrangement. The Board believes continuing the existing sub-advisory arrangements will be beneficial to the Total Return Fund and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of the existing Sub-Adviser currently managing the Real Total Return Fund.

For Internal Distribution Only	Page 7

What would happen if shareholders of the Fund do not approve a New Sub-Advisory Agreement for the Total Return Fund?

The Board has approved interim sub-advisory agreements with BlackRock for the Total Return Fund on substantially similar terms as the existing sub-advisory agreements in the event that the Transaction closes and shareholders of the Fund have not yet approved either manager-of-managers authority for SSGA FM or the New Sub-Advisory Agreement. If manager-of-managers authority is not approved for SSGA FM, shareholders would need to specifically approve each sub-adviser for any of the Funds, including the Total Return Fund. If shareholders do not approve either manager-of-managers authority or the New Sub-Advisory Agreement between SSGA FM and BlackRock within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including, potentially, allocating the assets of the Fund among the Adviser with a New Sub-Advisory Agreement approved by the Fund’s shareholders, or liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 6

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the number listed on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/geam

NAME OF FUND	CUSIP
CORE VALUE EQUITY FUND	361972805
INCOME FUND	361972797
PREMIER GROWTH EQUITY FUND	361972870
REAL ESTATE SECURITIES FUND	361972607
S&P 500 INDEX FUND	361972102
SMALL-CAP EQUITY FUND	361972862
TOTAL RETURN FUND	361972409
TOTAL RETURN FUND	361972821
U.S. EQUITY FUND	361972888

For Internal Distribution Only	Page 8

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

VOTING INSTRUCTION CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! 1. MAIL your signed and voted card back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-361-7965 Monday through Friday 9 a.m. to 10 p.m. Eastern time

GE INVESTMENTS FUNDS, INC.

“INSURANCE COMPANY NAME PRINTS HERE”

“FUND NAME PRINTS HERE”

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, an owner of or participant in an annuity or life insurance contract (the “Contract”) issued by the above-referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the above-referenced Fund (the “Fund”), which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders of the Fund to be held on June 22, 2016, at 1600 Summer Street, Stamford, Connecticut 06905, at 10:30 a.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF

FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 22, 2016. The proxy statement for this meeting is available at: https://proxyonline.com/docs/geam/

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

“FUND NAME PRINTS HERE”

THIS VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ABOVE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS CARD PROMPTLY. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY JUNE 21, 2016 TO BE COUNTED.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Š

To vote each proposal separately, please use these boxes.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this voting instruction card exactly as your name appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

VOTING INSTRUCTION CARD

To vote all proposals in accordance with management

recommendations, please mark the circle to the right.

FOR ALL

O

1. To approve a new investment advisory and administration agreement between SSGA FM and GE Investments Funds, Inc., on behalf of the Fund

2. To elect four (4) Directors to the Board of Directors of GE Investments Funds, Inc.:

01) John R. Costantino

02) Jeanne M. La Porta

03) R. Sheldon Johnson

04) Donna M. Rapaccioli

3. To approve manager-of-managers authority for SSGA FM

For Small-Cap Equity Fund shareholders only:

4. A. To approve a new investment sub-advisory agreement with Palisade Capital Management, LLC

B. To approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC

C. To approve a new investment sub-advisory agreement with GlobeFlex Capital, L.P

D. To approve a new investment sub-advisory agreement with Kennedy Capital Management, Inc.

E. To approve a new investment sub-advisory agreement with SouthernSun Asset Management LLC

For Real Estate Securities Fund shareholders only:

5. To approve a new investment sub-advisory agreement with CenterSquare

For Total Return Fund shareholders only:

6. To approve a new investment sub-advisory agreement with BlackRock

6. To approve a new investment sub-advisory agreement with BlackRock.

FOR AGAINST ABSTAIN

O O O

FOR WITHHOLD

O O

O O

O O

O O

FOR AGAINST ABSTAIN

O O O

FOR AGAINST ABSTAIN

O O O

O O O

O O O

O O O

O O O

FOR AGAINST ABSTAIN

O O O

FOR AGAINST ABSTAIN

O O O

THANK YOU FOR VOTING

The Meeting will be held for the following purposes: